SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 July 29, 2003
                                ----------------
                Date of Report (Date of earliest event reported)


                        Livestar Entertainment Group Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                                    ------
                 (State or other jurisdiction of incorporation)


     000-27233                                            98-0204736
     ---------                                            ----------
   (Commission  File  Number)                           (IRS  Employer
                                                      Identification  No.)


    62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
    ---------------------------------------------------------------------------
    (address of principal executive offices)                        (Zip Code)


                                (604) 682-6541
                                --------------
              (Registrant's telephone number, including area code)

ITEM  5.  OTHER  EVENTS.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on August 11, 2003 (the "Original Report"), to include Addendum No. 2 to the Agreement and Plan of Acquisition, which Agreement and Plan of Acquisition was discussed in the Original Report. Pursuant to Addendum No. 2, the closing date for the potential acquisition by the registrant of 1485684 Ontario Limited, an Ontario corporation doing business as The Sequel Nightclub has been extended from September 29, 2003, to October 29, 2003. A copy of Addendum No. 2 accompanies this filing as Exhibit No. 2.3.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  statements  of  business  acquired.

Upon the closing of the acquisition described in Item 5, the Original Report will be amended to disclose the acquisition under Item 2 of Form 8-K. The registrant will then have 60 days after that amended filing to further amend the Original Report by including financial statements of the business acquired. The registrant expects to amend the Original Report by providing the required financial statements within the time allowed.

(b)     Exhibits.

Exhibit No.                                    Description
-----------                                    -----------

2.1 Agreement  and Plan of Acquisition, dated July 29, 2003, by and between the Company  and  1485684  Ontario  Limited  (1)

2.2 Addendum  to  the  Agreement  and  Plan  of  Acquisition  (1)

2.3 Addendum  No.  2  to  the  Agreement  and  Plan  of  Acquisition


(1) Previously filed by the registrant on August 11, 2003, as an exhibit to its Current Report on Form 8-K.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Livestar  Entertainment  Group  Inc.



                                          By:  /s/ Ray Hawkins
                                               --------------------------------
                                               Ray  Hawkins
Date:  September  29,  2003                    Chief  Executive  Officer